UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.     )


Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
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         14A-6(e)(2))
[ ]   Definitive Proxy Statement
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[ ]   Soliciting Material Pursuant to ss.240.14a-12

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2

            (Names of Co-Registrants As Specified in their Charters)

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The below proxy solicitation information may be placed on one or more of the
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http://www.claymore.com/etf/fund/sea
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